UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2025

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SCILEX HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39852 (Commission File Number)	92-1062542 (IRS Employer Identification No.)

960 San Antonio Road, Palo Alto, California, 94303
(Address of principal executive offices, including zip code)

(650) 516-4310

Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

(Title of each class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, par value $0.0001 per share	SCLX	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $402.50	SCLXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by Scilex Holding Company (the “Company”), on April 15, 2025, the Company effected a reverse stock split of its common stock, par value $0.0001 per share (the “Common Stock”) at a ratio of 1-for-35 (the “Reverse Stock Split”). In connection with the Reverse Stock Split, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of the Company (the “Board”) considered the impact of the Reverse Stock Split on the equity compensation component of the Company’s Non-Employee Director Compensation Policy governing the cash and equity compensation payable to the non-employee members of the Board, which provided for an initial stock option grant of 250,000 shares of Common Stock and an annual stock option grant for 100,000 shares of Common Stock.

On May 9, 2025, the Compensation Committee approved an Amended and Restated Non-Employee Director Compensation Policy (the “Amended and Restated Non-Employee Director Compensation Policy”) to reflect the effect of the Reverse Stock Split on the non-employee director equity grants, pursuant to which, (i) each newly appointed or elected non-employee director will receive an initial option grant to purchase 7,142 shares of Common Stock and (ii) each continuing non-employee director will be eligible to receive an annual stock option grant to purchase 2,857 shares of Common Stock. All other aspects of the cash and equity compensation payable to the non-employee directors remain unchanged, and all share numbers shall be subject to adjustment for any stock splits, dividends, combinations, recapitalizations and the like occurring after the Reverse Stock Split. The Amended and Restated Non-Employee Director Compensation Policy is with retroactive effect to April 15, 2025.

The foregoing description of the Amended and Restated Non-Employee Director Compensation Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Non-Employee Director Compensation Policy, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Scilex Holding Company Amended and Restated Non-Employe Director Compensation Policy.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCILEX HOLDING COMPANY

	By:	/s/ Jaisim Shah
	Name:	Jaisim Shah
Date: May 12, 2025	Title:	Chief Executive Officer and President